                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 30, 1997



                         FITZGERALDS GAMING CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                     NEVADA
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)



         0-26518                                        88-0329170
 ------------------------                    ---------------------------------
 (Commission File Number)                    (IRS Employer Identification No.)



                  301 FREMONT STREET, LAS VEGAS, NEVADA 89101
         --------------------------------------------------------------
              (Address of principal executive offices) (Zip code)


      (Registrant's telephone number, including area code): (702) 388-2400



                                       NA
         --------------------------------------------------------------
          (Former name or former address, if changed since last report)



                                   Page 1 of 4
                             Exhibit Index at Page 4

ITEM 5.  OTHER EVENTS.


                          SENIOR SECURED NOTE FINANCING


        On December 30, 1997, Fitzgeralds Gaming Corporation (the "Company") issued $205,000,000 aggregate principal amount of its 12-1/4% Senior Secured Notes due 2004 (the "Notes"). The Notes were issued under an Indenture, dated as of December 30, 1997 (the "Indenture"), among the Company, as issuer, Fitzgeralds South, Inc., Fitzgeralds Reno, Inc., Fitzgeralds Incorporated, Fitzgeralds Mississippi, Inc., Fitzgeralds Las Vegas, Inc., Fitzgeralds Fremont Experience Corporation, Fitzgeralds Black Hawk, Inc., Fitzgeralds Black Hawk II, Inc. and 101 Main Street Limited Liability Company, as guarantors (the "Subsidiary Guarantors"), and The Bank of New York, as trustee. The Notes were unconditionally guaranteed (the "Subsidiary Guarantees"), jointly and severally, by the Subsidiary Guarantors. The Notes and the Subsidiary Guarantees, respectively, were secured, subject to certain exceptions, by a first priority security interest in substantially all of the assets of the Company and the Subsidiary Guarantors.

        The Notes were offered and sold (the "Offering") pursuant to a Purchase Agreement, dated as of December 19, 1997 (the "Purchase Agreement"), among the Company, the Subsidiary Guarantors and the initial purchasers named therein (the "Initial Purchasers"). The Notes were resold by the Initial Purchasers in transactions not requiring registration under the Securities Act of 1933, as amended (the "Securities Act") to (i) persons they reasonably believed were "qualified institutional buyers" (as defined in Rule 144A), (ii) institutional "accredited investors" (within the meaning of Rule 501(a)(1), (2), (3) or (7) of the Securities Act) and (iii) outside the United States to certain persons in reliance on Regulation S promulgated under the Securities Act.

        Concurrently with the issuance of the Notes, the Company also entered into a Registration Rights Agreement, dated as of December 30, 1997 (the "Registration Rights Agreement"), with the Initial Purchasers, pursuant to which the Company agreed to file a registration statement with respect to an offer to exchange the Notes (the "Exchange Offer"). The Registration Rights Agreement generally provides that the Notes will be exchanged for a new issue of notes of the Company (the "Exchange Notes") registered under the Securities Act, with terms substantially identical to those of the Notes (except that the Exchange Notes generally will not contain terms with respect to restrictions on the resale or transfer thereof). If the Company fails to satisfy certain registration obligations, under specific circumstances it will be required to pay liquidated damages to the holders of the Notes.

        Prior to the consummation of the Offering, the Company had solicited and received waivers under the terms of the indentures and related documents governing (i) its 13% Senior Secured Notes due 2002 With Contingent Interest (the "Senior Secured Notes"); (ii) its 13% Priority Secured Notes due 1998 (the "Priority Notes"); and (iii) the 13% First Mortgage Notes of 101 Main Street Limited Liability Company, a wholly owned subsidiary of the Company (the "First Mortgage Notes"). The waivers enabled the Company to redeem each such issue at the specified redemption price without advance notice.

        In addition, with the consent of a majority in interest of the holders of the Company's Common Stock Purchase Warrants, the Warrant Agreement, dated as of December 19, 1995 (the "Warrant Agreement"), between the Company and The Bank of New York (as successor in interest to First Interstate Bank of Nevada, N.A., and Wells Fargo Bank, N.A.) was amended to provide that the Final Separation Date for the Restricted Note Warrants (all as defined in the Warrant Agreement) would be

December 31, 1997. As a result of the amendment to the Warrant Agreement, on December 30, 1997 a total of 703,338 Restricted Note Warrants were redeemed by the Company in connection with the redemption of the Company's 13% Senior Secured Notes due 2002 With Contingent Interest.

        The net proceeds of the Offering of $195,062,757, together with certain monies provided by the Company, were used to redeem the Senior Secured Notes, Priority Notes, First Mortgage Notes and the certain other secured indebtedness of the Company.


                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  January 12, 1998            FITZGERALDS GAMING CORPORATION
                                   (Registrant)


                                   By:        /s/ MICHAEL E. McPHERSON
                                      ------------------------------------------
                                                  Michael E. McPherson
                                       Executive Vice President, Chief Financial
                                                 Officer and Secretary

                                  EXHIBIT INDEX

Exhibit No.   Description

     1        Purchase Agreement

    10.1      Indenture

    10.2      Registration Rights Agreement

    10.3 Security and Pledge Agreement, dated as of December 30, 1997, among the Company, certain Subsidiaries of the Company and The Bank of New
              York, as Collateral Agent

    10.4 Deed of Trust, Security Agreement and Fixture Filing with Assignment of Rents, dated as of December 30, 1997, with regard to Fitzgeralds
              Reno, Inc.

    10.5 Deed of Trust, Security Agreement and Fixture Filing with Assignment of Rents, dated as of December 30, 1997, with regard to Fitzgeralds
              Las Vegas, Inc.

    10.6 Deed of Trust, Security Agreement and Fixture Filing with Financing Statement and Assignment of Rents, dated as of December 30, 1997, with regard to Fitzgeralds
              Mississippi, Inc.

    10.7 Deed of Trust, Security Agreement and Fixture Filing with Assignment of Rents, dated as of December 30, 1997, with regard to 101 Main
              Street Limited Liability Company

    10.8 Deed of Trust, Security Agreement and Fixture Filing with Assignment of Rents, dated December 30, 1997, with regard to Fitzgeralds Reno, Inc.

    10.9      First Preferred Vessel Mortgage on the Whole of the Fitzgeralds
              Tunica, dated as of December 30, 1997, with regard to Fitzgeralds
              Mississippi Inc.

    10.10 Assignment of Rents, Leases and Profits, dated as of December 30, 1997, with regard to Fitzgeralds
              Mississippi, Inc.

    10.11 Assignment of Rents, Leases and Profits, dated as of December 30, 1997, with regard to 101 Main Street
              Limited Liability Company

    99.1      Forms of Solicitation of Consents with regard to the Senior Secured
              Notes, Warrant Agreement, Priority Secured Notes and First Mortgage
              Notes.
